                                                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Meier Worldwide Intermedia Inc.
Ste 320 - 1100 Melville Street
Vancouver, BC, Canada  V6E 4A6

Gentlemen:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March
5, 2003 included in the Annual Report on Form 10-KSB of Meier Worldwide Intermedia
Inc. for the year ended October 31, 2002.

/s/ Kingery Crouse & Hohl, P.A.

Kingery Crouse & Hohl, P.A.

June 25, 2003